     As filed with the Securities and Exchange Commission on July 10, 2001

                                                    Registration No.  333-______

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                               -----------------

                                    FORM S-3
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                               -----------------

                             LEVEL 8 SYSTEMS, INC.
             (Exact name of Registrant as specified in its charter)

               DELAWARE                                      11-2920559
     (State or other jurisdiction of                     (I.R.S.  Employer
     incorporation or organization)                      Identification No.)

                               -----------------

                              8000 REGENCY PARKWAY
                           CARY, NORTH CAROLINA 27511
                                 (919) 380-5000
         (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

                               -----------------

                               JOHN P. BRODERICK
                            CHIEF FINANCIAL OFFICER
                             LEVEL 8 SYSTEMS, INC.
                              8000 REGENCY PARKWAY
                           CARY, NORTH CAROLINA 27511
                                 (919) 380-5000
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                          COPIES OF COMMUNICATIONS TO:

                             Scott D. Smith, Esq.
                           Katherine M. Koops, Esq.
                    Powell, Goldstein, Frazer & Murphy LLP
                                Sixteenth Floor
                          191 Peachtree Street, N.E.
                            Atlanta, Georgia 30303
                                (404) 572-6600

                               -----------------


  Approximate date of commencement of proposed sale to the public: From time to time or at one time after the effective date of this registration statement as determined by the selling stockholders.

  If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

  If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

  If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X]: Registration statement No. 333-61494.

  If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                        CALCULATION OF REGISTRATION FEE

                                                              PROPOSED            PROPOSED MAXIMUM
                                       AMOUNT TO BE       MAXIMUM OFFERING       AGGREGATE OFFERING         AMOUNT OF
  TITLE OF SHARES TO BE REGISTERED      REGISTERED         PRICE PER SHARE             PRICE            REGISTRATION FEE
--------------------------------------------------------------------------------------------------------------------------
Common Stock, $.001 par value           706,245 (1)            $4.57 (2)             $3,227,540 (2)            $807
--------------------------------------------------------------------------------------------------------------------------

(1) Represents 706,254 additional shares to be registered pursuant to Rule 462(b) on this Registration Statement.
(2) Estimated solely for the purpose of computing the registration fee pursuant to Rule 457(c) based on the average high and low sale prices of the Registrant's common stock as reported on the Nasdaq National Market on July 6, 2001.

                                Explanatory Note

   This registration statement is being filed pursuant to Rule 462(b)
("Rule 462(b)") under the Securities Act of 1933, as amended, and includes the registration statement facing page, this page, the signature page, an exhibit index, a legal opinion and related consent and accountants' consents. Pursuant to Rule 462(b), the contents of the Registration Statement Amendment No. 1 on Form S-3 to Form S-1 (File No. 333-61494) of Level 8 Systems, Inc., including the exhibits thereto, are incorporated by reference to this registration statement.

                                    Part II.

                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16.    Exhibits

 Exhibit
  Number          Description
--------          -----------
   5.1     Opinion of Powell, Goldstein, Frazer & Murphy LLP as to the legality of the securities registered hereby
           (filed herewith).
  23.1     Consent of Deloitte & Touche LLP (filed herewith).
  23.2     Consent of PricewaterhouseCoopers LLP (filed herewith).
  23.3     Consent of Powell, Goldstein, Frazer & Murphy LLP (included in exhibit 5.1 filed herewith).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Cary, State of North Carolina, on July 10, 2001.

                           LEVEL 8 SYSTEMS, INC.

                           By:  /s/ Anthony C. Pizi
                                -----------------------------------------------
                                 Anthony C. Pizi
                                 Chairman of the Board, Chief Executive Officer and Chief Technology Officer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                       Title                                   Date
---------                       -----                                   ----

/s/ Anthony C. Pizi             Chairman of the Board, Chief Executive   July 10, 2001
------------------------------  Officer and Chief Technology Officer
Anthony C. Pizi

/s/ Paul Rampel*                President and Director                   July 10, 2001
------------------------------
Paul Rampel

/s/ John P. Broderick *         Chief Financial Officer                  July 10, 2001
------------------------------
John P. Broderick

/s/ Samuel Somech*              Chairman Emeritus and Director           July 10, 2001
------------------------------
Samuel Somech

/s/ Michel Berty*               Director                                 July 10, 2001
------------------------------
Michel Berty

/s/ Theodore Fine*              Director                                 July 10, 2001
------------------------------
Theodore Fine

/s/ Lenny Recanati*             Director                                 July 10, 2001
------------------------------
Lenny Recanati

/s/ John W. Cummings*           Director                                 July 10, 2001
------------------------------
John W. Cummings

/s/ Talmor Margalit*            Director                                 July 10, 2001
------------------------------
Talmor Margalit
                                Director
------------------------------
Frank Artale
                                Director
------------------------------
Richard Daly
                                Director
------------------------------
Burton Grad

* by: /s/ Anthony C. Pizi
      ------------------------
      Attorney-in-fact

                                 EXHIBIT INDEX

 Exhibit
  Number             Description
---------            -----------
   5.1       Opinion of Powell, Goldstein, Frazer & Murphy LLP as to the legality of the securities registered hereby
             (filed herewith).
  23.1       Consent of Deloitte & Touche LLP (filed herewith).
  23.2       Consent of PricewaterhouseCoopers LLP (filed herewith).
  23.3       Consent of Powell, Goldstein, Frazer & Murphy LLP (included in exhibit 5.1 filed herewith).